Pacer US Cash Cows Growth ETF
Schedule of Investments
July 31, 2026 (Unaudited)

COMMON STOCKS - 100.0%	Shares	Value
Communication Services - 1.6%
New York Times Co. - Class A	27,200	$ 2,037,008

Consumer Discretionary - 30.3% (a)
Booking Holdings, Inc.	38,852	7,494,551
Carnival Corp. Ltd.	219,622	6,107,688
Churchill Downs, Inc.	11,706	986,816
Expedia Group, Inc.	20,170	5,944,906
Five Below, Inc. (b)(c)	9,285	2,016,052
Grand Canyon Education, Inc. (b)	4,448	646,472
Las Vegas Sands Corp.	111,379	5,445,319
Ollie's Bargain Outlet Holdings, Inc. (b)	10,161	746,529
Planet Fitness, Inc. - Class A (b)	13,350	746,398
Tapestry, Inc.	33,957	5,174,028
Travel + Leisure Co.	10,485	797,070
Ulta Beauty, Inc. (b)	7,226	3,705,709
		39,811,538

Consumer Staples - 1.6%
Coca-Cola Consolidated, Inc.	11,189	2,102,413

Energy - 5.0%
Antero Midstream Corp.	79,839	1,754,063
TechnipFMC PLC	67,014	4,802,223
		6,556,286

Health Care - 27.2% (a)
Doximity, Inc. - Class A (b)	30,738	642,732
Ensign Group, Inc.	9,816	1,748,819
Exelixis, Inc. (b)	42,248	2,240,411
Globus Medical, Inc. - Class A (b)	22,796	1,796,097
Halozyme Therapeutics, Inc. (b)	19,931	1,645,105
HCA Healthcare, Inc.	16,545	6,660,851
Incyte Corp. (b)	33,574	4,012,764
Jazz Pharmaceuticals PLC (b)	10,558	2,669,696
LivaNova PLC (b)	9,229	739,612
Medpace Holdings, Inc. (b)	4,800	2,770,128
Neurocrine Biosciences, Inc. (b)	16,896	2,818,253
Option Care Health, Inc. (b)	26,393	607,831
Tenet Healthcare Corp. (b)	14,477	3,688,450
United Therapeutics Corp. (b)	7,126	3,689,201
		35,729,950

Industrials - 9.8%
EnerSys	6,138	1,141,975
ExlService Holdings, Inc. (b)	25,672	871,051
Flowserve Corp.	21,479	1,632,189
Paylocity Holding Corp. (b)	9,000	1,241,055
Tetra Tech, Inc. (c)	43,622	1,446,506
Uber Technologies, Inc. (b)	93,078	6,548,968
		12,881,744

Information Technology - 15.8%
Appfolio, Inc. - Class A (b)	5,938		1,069,968
Dropbox, Inc. - Class A (b)	37,819		1,231,387
Dynatrace, Inc. (b)	48,992		2,171,325
First Solar, Inc. (b)	18,055		3,810,147
InterDigital, Inc.	4,337		1,322,026
Okta, Inc. (b)	29,206		4,145,208
Pegasystems, Inc.	28,088		858,088
Sanmina Corp. (b)	9,009		1,671,710
VeriSign, Inc.	15,289		4,434,116
			20,713,975

Materials - 8.7%
Coeur Mining, Inc.	173,884		2,592,611
Hecla Mining Co.	112,736		1,591,832
NewMarket Corp.	1,539		1,308,396
Newmont Goldcorp Corp.	63,933		5,991,161
			11,484,000
TOTAL COMMON STOCKS (Cost $120,668,509)			131,316,914

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 1.6%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.79% (d)	2,094,187		2,094,187
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $2,094,187)			2,094,187

TOTAL INVESTMENTS - 101.6% (Cost $122,762,696)			133,411,101
Liabilities in Excess of Other Assets - (1.6)%		(0.01557)	(2,044,890)
TOTAL NET ASSETS - 100.0%			$ 131,366,211

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of July 31, 2026. The fair value of these securities was $2,052,602.
(d)	The rate shown represents the 7-day annualized yield as of July 31, 2026.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Pacer US Cash Cows Growth ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 131,316,914	$ –	$ –	$ 131,316,914
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	2,094,187
Total Investments	$ 131,316,914	$ –	$ –	$ 133,411,101

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.